SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549
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                                  FORM 8-K


                               CURRENT REPORT


                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

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      Date of report (Date of earliest event reported): June 20, 2000


                             DEXTER CORPORATION
             (Exact Name of Registrant as Specified in Charter)


    CONNECTICUT                        1-5542                  06-0321410
(State of Other Jurisdiction    (Commission File Number)    (IRS Employer
    of Incorporation)                                      Identification No.)


        ONE ELM STREET, WINDSOR LOCKS, CONNECTICUT          06096
          (Address of Principal Executive Offices)        (Zip Code)


                                860-292-7675
            (Registrant's telephone number, including area code)






ITEM 5.  OTHER EVENTS.

        On June 20, 2000, Dexter Corporation (the "Company") announced that the Company entered into a definitive agreement with Loctite Corporation (a member of the Henkel Group) ("Loctite"), pursuant to which Loctite agreed to buy the Company's Electronic Materials, Adhesives and Polymer Systems businesses for $400 million in cash. A copy of the press release announcing the execution of the definitive agreement is attached hereto as Exhibit
99.1 and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        2.1 Asset Purchase Agreement, between Dexter Corporation and Loctite Corporation, dated as of June 20, 2000. The Company will furnish supplementally a copy of all omitted schedules to Exhibit 2.1 upon the request of the Securities and Exchange Commission.

        99.1 Press release dated June 20, 2000, incorporated herein by reference to the Schedule 14A of the Company filed with the Commission on June 21, 2000.



                                 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            DEXTER CORPORATION


                                            By:  /s/ Kathleen Burdett
                                                 ---------------------------
                                            Name:  Kathleen Burdett
                                            Title: Chief Financial Officer


Date:  June 22, 2000



                               EXHIBIT INDEX

Exhibit No.               Exhibit Name                           Page Number
-----------               ------------                           -----------

     2.1           Asset Purchase Agreement, between Dexter
                   Corporation and Loctite Corporation,
                   dated as of June 20, 2000.